QCM Absolute Return Fund

                                DISTRIBUTION PLAN
                                  (12b-1 Plan)

         The following Distribution Plan (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), by Unified Series Trust, an Ohio business trust, on behalf of the QCM Absolute Return Fund (the "Fund"), a series of the Trust. The Plan has been approved by a majority of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of any Fund and who have no direct or indirect financial interest in the operation of the Plan or in any Rule 12b-1 Agreement (as defined below) (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such Plan.

         In approving the Plan, the Board of Trustees determined that adoption of the Plan would be prudent and in the best interests of the Fund and its shareholders. Such approval by the Board of Trustees included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

         The provisions of the Plan are as follows:

1. PAYMENTS BY THE FUND TO PROMOTE THE SALE OF ITS SHARES

         The Fund will pay to Quixote Capital Management, LLC, a Colorado limited liability company (the "Distribution Coordinator"), which serves as the Fund's advisor, and/or any Recipient (as defined below) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of its shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature and servicing shareholder accounts ("12b-1 Expenses"). The Fund or the Distribution Coordinator may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement (the "Rule 12b-1 Agreement"), a form of which is attached hereto as Appendix A, with respect to the Fund. Payment of these fees shall be made monthly promptly following the close of the month. If the Distribution Coordinator and/or any Recipient is due more monies for its services rendered than are immediately payable because of the expense limitation under Section 1 of this Plan, the unpaid amount shall be carried forward from period to period while the Plan is in effect until such time as it is paid. The Distribution Coordinator and/or any Recipient shall not, however, be entitled to charge the Fund any interest, carrying or finance fees in connection with such carried forward amounts.

2. RULE 12B-1 AGREEMENTS

         (a) No Rule 12b-l Agreement shall be entered into with respect to the Fund and no payments shall be made pursuant to any Rule 12b-1 Agreement, unless such Rule 12b-1 Agreement is in writing and the form of which has first been delivered to and approved by a vote of a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement. The form of Rule 12b-1 Agreement relating to the Fund attached hereto as Appendix A has been approved by the Board of Trustees as specified above.

         (b) Any Rule 12b-1 Agreement shall describe the services to be performed by the Recipient and shall specify the amount of, or the method for determining, the compensation to the Recipient.

         (c) No Rule 12b-1 Agreement may be entered into unless it provides (i) that it may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the shareholders of such Fund, or by vote of a majority of the Independent Trustees, on not more than 60 days' written notice to the other party to the Rule 12b-1 Agreement, and (ii) that it shall automatically terminate in the event of its assignment.

         (d) Any Rule 12b-1 Agreement shall continue in effect for a period of more than one year from the date of its execution only if such continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement.

3. QUARTERLY REPORTS

         The Distribution Coordinator shall provide to the Board of Trustees, and the Trustees shall review at least quarterly, a written report of all amounts expended pursuant to the Plan. This report shall include the identity of the Recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Trustees may reasonably request.

4. EFFECTIVE DATE AND DURATION OF THE PLAN

         The Plan shall become effective as of the date the Fund's shares are first offered to the public, following approval by the vote of a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan; provided, however, that no fees will be paid pursuant to this Plan during the first two fiscal years of the Fund's operations. The Plan shall continue in effect with respect to the Fund for a period of one year from its effective date unless terminated pursuant to its terms. Thereafter, the Plan shall continue with respect to the Fund from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan, or any Rule 12b-1 Agreement may be terminated with respect to the Fund at any time, without penalty, on not more than sixty (60) days' written notice by a majority vote of shareholders of such Fund, or by vote of a majority of the Independent Trustees.

5. SELECTION OF INDEPENDENT TRUSTEES

         During the period in which the Plan is effective, the selection and nomination of those Trustees who are Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees.

6.       AMENDMENTS

         All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended to increase materially the amount to be expended by the Fund hereunder without the approval by a majority vote of shareholders of the Fund affected thereby.


7.       RECORDKEEPING

         The Fund shall preserve copies of the Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 3 for a period of not less than six years from the date of this Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.

31841243145407
                                   Appendix A

                          Rule 12b-1 Related Agreement


_______________, 200__

[Dealer or Service Provider]




Ladies and Gentlemen:

         This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a Distribution Plan (the "Plan") adopted by Unified Series Trust, an Ohio business trust (the "Trust"), on behalf of its series, the QCM Absolute Return Fund (the "Fund"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"). The Plan and this related agreement (the "Rule 12b-1 Agreement") have been approved by a majority of the Trust's Board of Trustees, including a majority of the Board of Trustees who are not "interested persons" of the Trust, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Agreement (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board of Trustees that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund's shareholders.

         1. To the extent you provide distribution and marketing services in the promotion of the Fund's shares and/or services to Fund shareholders, including furnishing services and assistance to your customers who invest in and own shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee as described on Schedule A. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

         You agree that all activities conducted under this Rule 12b-1 Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933 and any applicable rules of the National Association of Securities Dealers, Inc.

         2. You shall furnish us with such information as shall reasonably be requested either by the Board of Trustees or by us with respect to the services provided and the fees paid to you pursuant to this Rule 12b-1 Agreement.

         3. We shall furnish to the Board of Trustees, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

         4. This Rule 12b-1 Agreement may be terminated by the vote of (a) a majority of the Fund's shareholders, or (b) a majority of the Independent Trustees, on 60 days' written notice, without payment of any penalty. In addition, this Rule 12b-1 Agreement will be terminated by any act which terminates the Plan or the Distribution Agreement between the Fund and us and shall terminate immediately in the event of its assignment. This Rule 12b-1 Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer's accounts following your receipt of such notice.

         5. This Rule 12b-1 Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Plan and this Rule 12b-1 Agreement are approved at least annually by a vote of the Board of Trustees of the Trust and of the Independent Trustees, cast in person at a meeting called for the purpose of voting thereon. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or faxed to you at the address specified by you below.


QUIXOTE CAPITAL MANAGEMENT, LLC


By:
    ---------------------------------------------------
   Name:
   Title:


Accepted:


(Dealer or Service Provider Name)


(Street Address)


(City)(State)(ZIP)


(Telephone No.)


(Facsimile No.)


By:
    ---------------------------------------------------
(Name and Title)

                   THE SYMPHONY WEALTH MANAGEMENT OVATION FUND
                                     CLASS A

                               DISTRIBUTION PLAN
                                  (12b-1 Plan)

         The following Distribution Plan (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), by Unified Series Trust (the "Trust"), an Ohio business trust, on behalf of its series, The Symphony Wealth Management Ovation Fund (the "Fund"). The Plan has been approved by a majority of the Trust's Board of Trustees (the "Board"), including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any Rule 12b-1 Agreement (as defined below) (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such Plan.

         In approving the Plan, the Board determined that adoption of this Plan would be prudent and in the best interests of the Fund and its Class A shareholders. Such approval by the Board included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its Class A shareholders.

         The provisions of the Plan are as follows:

1. PAYMENTS BY THE FUND TO PROMOTE THE SALE OF ITS CLASS A SHARES

         (a) Distribution Expenses. The Fund will pay to The Symphony Wealth Management Group, Inc. (the "Distribution Coordinator"), which serves as the Fund's advisor, or any Recipient (as defined below) a distribution fee of up to 0.10% of the average daily net assets of Class A shares of the Fund in connection with the promotion and distribution of Class A shares and the provision of personal services to its shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature ("Distribution Expenses"). The Fund or the Distribution Coordinator may pay all or a portion of the distribution fee to any registered securities dealer, financial institution or any other person, (the "Recipient") who renders assistance in distributing or promoting the sale of Class A shares, or who provides certain shareholder services, pursuant to a written agreement (the "Rule 12b-1 Agreement"), one form of which is attached hereto as Appendix A, with respect to Class A shares. Payment of these fees shall be made monthly promptly following the close of the month. If the Distribution Coordinator and/or any Recipient is due more monies for its services rendered than are immediately payable because of the expense limitation under Section 1 of this Plan, the unpaid amount shall be carried forward from period to period while the Plan is in effect until such time as it is paid. The Distribution Coordinator and/or any Recipient shall not, however, be entitled to charge the Fund any interest, carrying or finance fees in connection with such carried forward amounts.

         (b) Service Fees. In addition to Distribution Expenses, as stated in paragraph 1(a) above, up to 0.25% of the average daily net assets of Class A shares of the Fund may be used to compensate the Distribution Coordinator and/or any Recipient with a "service fee" as such term is contemplated under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.

2. RULE 12B-1 AGREEMENTS

         (a) No Rule 12b-l Agreement shall be entered into with respect to the Class A shares of the Fund and no payments shall be made pursuant to any Rule 12b-1 Agreement, unless such Rule 12b-1 Agreement is in writing and the form of which has first been delivered to and approved by a vote of a majority of the Trust's Board, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement. The form of Rule 12b-1 Agreement relating to the Class A shares of the Fund attached hereto as Appendix A has been approved by the Board as specified above.

         (b) Any Rule 12b-1 Agreement shall describe the services to be performed by the Recipient and shall specify the amount of, or the method for determining, the compensation to the Recipient.

         (c) No Rule 12b-1 Agreement may be entered into unless it provides (i) that it may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the Class A shareholders of the Fund, or by vote of a majority of the Independent Trustees, on not more than 60 days' written notice to the other party to the Rule 12b-1 Agreement, and (ii) that it shall automatically terminate in the event of its assignment.

         (d) Any Rule 12b-1 Agreement shall continue in effect for a period of more than one year from the date of its execution only if such continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement.

3. QUARTERLY REPORTS

         The Distribution Coordinator shall provide to the Board, and the Trustees shall review at least quarterly, a written report of all amounts expended pursuant to the Plan. This report shall include the identity of the Recipient of each payment and the purpose for which the amounts were expended and such other information as the Board may reasonably request.

4. EFFECTIVE DATE AND DURATION OF THE PLAN

         The Plan shall become effective as of the date the Fund's Class A shares are first offered for sale to the public, following approval by the vote of a majority of the Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan. The Plan shall continue in effect with respect to the Fund for an initial period of two years from its effective date unless terminated pursuant to its terms. Thereafter, the Plan shall continue with respect to the Fund from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan, or any Rule 12b-1 Agreement may be terminated with respect to the Fund at any time, without penalty, on not more than sixty (60) days' written notice by a majority vote of Class A shareholders of the Fund, or by vote of a majority of the Independent Trustees.

5. SELECTION OF INDEPENDENT TRUSTEES

         During the period in which the Plan is effective, the selection and nomination of those Trustees who are Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees.

6.       AMENDMENTS

         All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended to increase materially the amount to be expended by the Fund hereunder without the approval by a majority vote of the Class shareholders of the Fund.

7.       RECORDKEEPING

         The Trust shall preserve copies of the Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 3 for a period of not less than six years from the date of this Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.



Approved by the Board of Trustees:  ________________, 2005

3187143
                                   Appendix A

                          Rule 12b-1 Related Agreement

_______________, 200__

[Dealer or Service Provider]



[Dealer Name
and Address]

Ladies and Gentlemen:

         This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a Distribution Plan (the "Plan") adopted by Unified Series Trust, an Ohio business trust (the "Trust"), on behalf of its series, The Symphony Wealth Management Ovation Fund (the "Fund"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"). The Plan and this related agreement (the "Rule 12b-1 Agreement") have been approved by a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" (as defined in the Act), of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Agreement (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board of Trustees, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund's Class A shareholders.

         1. To the extent you provide distribution and marketing services in the promotion of the Fund's Class A shares and/or services to its Class A shareholders, including furnishing services and assistance to your customers who invest in and own shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee as described on Schedule A. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

                  You agree that all activities conducted under this Rule 12b-1 Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933 and any applicable rules of the National Association of Securities Dealers, Inc.

         2. You shall furnish us with such information as shall reasonably be requested either by the Board of Trustees of the Fund or by us with respect to the services provided and the fees paid to you pursuant to this Rule 12b-1 Agreement.

         3. We shall furnish to the Board of Trustees, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

         4. This Rule 12b-1 Agreement may be terminated by the vote of (a) a majority of the Class A shareholders of the Fund, or (b) a majority of the Independent Trustees, on 60 days' written notice, without payment of any penalty. In addition, this Rule 12b-1 Agreement shall terminate immediately in the event of its assignment. This Rule 12b-1 Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer's accounts following your receipt of such notice.

         5. This Rule 12b-1 Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Plan and this Rule 12b-1 Agreement are approved at least annually by a vote of the Board of Trustees of the Trust and of the Independent Trustees, cast in person at a meeting called for the purpose of voting thereon. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or faxed to you at the address specified by you below.

The Symphony Wealth Management Group, Inc.


By:
    ---------------------------------------------------

Accepted:


(Dealer or Service Provider Name)


(Street Address)


(City)(State)(ZIP)


(Telephone No.)


(Facsimile No.)


By:
    ---------------------------------------------------
(Name and Title)

                                   Schedule A
                                     to the
                          Rule 12b-1 Related Agreement


         For all services rendered pursuant to the Rule 12b-1 Agreement, we shall pay you a fee calculated as follows:


                  0.10% (for distributions activities) and 0.25% (for other services) of the average daily net assets of Class A shares of The Symphony Wealth Management Ovation Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Fund or its agent, designate your firm as the customer's dealer or service provider of record.

                  We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund's current prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan.




1713266                                                   4



                                   Schedule A
                                     to the
                          Rule 12b-1 Related Agreement


         For all services rendered pursuant to the Rule 12b-1 Agreement, we shall pay you a fee calculated as follows:


                  Annual fee of 0.25% of the average daily net assets of the QCM Absolute Return Fund which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Fund or its agent, designate your firm as the customer's dealer or service provider of record.

We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund's current prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan.

                   THE SYMPHONY WEALTH MANAGEMENT OVATION FUND
                                     CLASS C

                               DISTRIBUTION PLAN
                                  (12b-1 Plan)

         The following Distribution Plan (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), by Unified Series Trust (the "Trust"), an Ohio business trust, on behalf of its series The Symphony Wealth Management Ovation Fund (the "Fund"). The Plan has been approved by a majority of the Trust's Board of Trustees (the "Board"), including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any Rule 12b-1 Agreement (as defined below) (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such Plan.

         In approving the Plan, the Board determined that adoption of this Plan would be prudent and in the best interests of the Fund and its Class C shareholders. Such approval by the Board included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its Class C shareholders.

         The provisions of the Plan are as follows:

1. PAYMENTS BY THE FUND TO PROMOTE THE SALE OF ITS CLASS C SHARES

         (a) Distribution Expenses. The Fund will pay to The Symphony Wealth Management Group, Inc. (the "Distribution Coordinator"), which serves as the Fund's advisor, or any Recipient (as defined below) a distribution fee of up to 0.75% of the average daily net assets of Class C shares of the Fund in connection with the promotion and distribution of Class C shares and the provision of personal services to its shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature ("Distribution Expenses"). The Fund or the Distribution Coordinator may pay all or a portion of the distribution fee to any registered securities dealer, financial institution or any other person, (the "Recipient") who renders assistance in distributing or promoting the sale of Class C shares, or who provides certain shareholder services, pursuant to a written agreement (the "Rule 12b-1 Agreement"), one form of which is attached hereto as Appendix A, with respect to Class C shares. Payment of these fees shall be made monthly promptly following the close of the month. If the Distribution Coordinator and/or any Recipient is due more monies for its services rendered than are immediately payable because of the expense limitation under Section 1 of this Plan, the unpaid amount shall be carried forward from period to period while the Plan is in effect until such time as it is paid. The Distribution Coordinator and/or any Recipient shall not, however, be entitled to charge the Fund any interest, carrying or finance fees in connection with such carried forward amounts.

         (b) Service Fees. In addition to Distribution Expenses, as stated in paragraph 1(a) above, up to 0.25% of the average daily net assets of Class C shares of the Fund may be used to compensate the Distribution Coordinator and/or any Recipient with a "service fee" as such term is contemplated under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.

2. RULE 12B-1 AGREEMENTS

         (a) No Rule 12b-l Agreement shall be entered into with respect to the Class C shares of the Fund and no payments shall be made pursuant to any Rule 12b-1 Agreement, unless such Rule 12b-1 Agreement is in writing and the form of which has first been delivered to and approved by a vote of a majority of the Trust's Board, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement. The form of Rule 12b-1 Agreement relating to the Class C shares of the Fund attached hereto as Appendix A has been approved by the Board as specified above.

         (b) Any Rule 12b-1 Agreement shall describe the services to be performed by the Recipient and shall specify the amount of, or the method for determining, the compensation to the Recipient.

         (c) No Rule 12b-1 Agreement may be entered into unless it provides (i) that it may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the Class C shareholders of the Fund, or by vote of a majority of the Independent Trustees, on not more than 60 days' written notice to the other party to the Rule 12b-1 Agreement, and (ii) that it shall automatically terminate in the event of its assignment.

         (d) Any Rule 12b-1 Agreement shall continue in effect for a period of more than one year from the date of its execution only if such continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement.

3. QUARTERLY REPORTS

         The Distribution Coordinator shall provide to the Board, and the Trustees shall review at least quarterly, a written report of all amounts expended pursuant to the Plan. This report shall include the identity of the Recipient of each payment and the purpose for which the amounts were expended and such other information as the Board may reasonably request.

4. EFFECTIVE DATE AND DURATION OF THE PLAN

         The Plan shall become effective as of the date the Fund's Class C shares are first offered for sale to the public, following approval by the vote of a majority of the Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan. The Plan shall continue in effect with respect to the Fund for an initial period of two years from its effective date unless terminated pursuant to its terms. Thereafter, the Plan shall continue with respect to the Fund from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan, or any Rule 12b-1 Agreement may be terminated with respect to the Fund at any time, without penalty, on not more than sixty (60) days' written notice by a majority vote of Class C shareholders of the Fund, or by vote of a majority of the Independent Trustees.

5. SELECTION OF INDEPENDENT TRUSTEES

         During the period in which the Plan is effective, the selection and nomination of those Trustees who are Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees.

6.       AMENDMENTS

         All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended to increase materially the amount to be expended by the Fund hereunder without the approval by a majority vote of the Class shareholders of the Fund.

7.       RECORDKEEPING

         The Trust shall preserve copies of the Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 3 for a period of not less than six years from the date of this Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.



Approved by the Board of Trustees:  ________________, 2005

3187133
                                   Appendix A

                          Rule 12b-1 Related Agreement

_______________, 200__

[Dealer or Service Provider]



[Dealer Name
and Address]

Ladies and Gentlemen:

         This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a Distribution Plan (the "Plan") adopted by Unified Series Trust, an Ohio business trust (the "Trust"), on behalf of its series, The Symphony Wealth Management Ovation Fund (the "Fund"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"). The Plan and this related agreement (the "Rule 12b-1 Agreement") have been approved by a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" (as defined in the Act), of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Agreement (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board of Trustees, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund's Class C shareholders.

         1. To the extent you provide distribution and marketing services in the promotion of the Fund's Class C shares and/or services to its Class C shareholders, including furnishing services and assistance to your customers who invest in and own shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee as described on Schedule A. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

                  You agree that all activities conducted under this Rule 12b-1 Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933 and any applicable rules of the National Association of Securities Dealers, Inc.

         2. You shall furnish us with such information as shall reasonably be requested either by the Board of Trustees of the Fund or by us with respect to the services provided and the fees paid to you pursuant to this Rule 12b-1 Agreement.

         3. We shall furnish to the Board of Trustees, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

         4. This Rule 12b-1 Agreement may be terminated by the vote of (a) a majority of the Class C shareholders of the Fund, or (b) a majority of the Independent Trustees, on 60 days' written notice, without payment of any penalty. In addition, this Rule 12b-1 Agreement shall terminate immediately in the event of its assignment. This Rule 12b-1 Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer's accounts following your receipt of such notice.

         5. This Rule 12b-1 Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Plan and this Rule 12b-1 Agreement are approved at least annually by a vote of the Board of Trustees of the Trust and of the Independent Trustees, cast in person at a meeting called for the purpose of voting thereon. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or faxed to you at the address specified by you below.

The Symphony Wealth Management Group, Inc.


By:
    ---------------------------------------------------

Accepted:


(Dealer or Service Provider Name)


(Street Address)


(City)(State)(ZIP)


(Telephone No.)


(Facsimile No.)


By:
    ---------------------------------------------------
(Name and Title)

                                   Schedule A
                                     to the
                          Rule 12b-1 Related Agreement


         For all services rendered pursuant to the Rule 12b-1 Agreement, we shall pay you a fee calculated as follows:


                  0.75% (for distributions activities) and 0.25% (for other services) of the average daily net assets of Class C shares of The Symphony Wealth Management Ovation Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Fund or its agent, designate your firm as the customer's dealer or service provider of record.

                  We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund's current prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan.